UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of Capital City Bank Group, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”), management of the Company determined that it had not appropriately eliminated intercompany loan sale and participation activity from the Consolidated Statements of Cash Flows contained in the Impacted Statements of Cash Flows (defined below) which has no impact on the Consolidated Statements of Financial Condition, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements in Changes in Shareowners’ Equity or the Notes to the Consolidated Financial Statements. As a result, as further discussed below, the Company’s Consolidated Statements of Cash Flows for the following periods (collectively, the “Impacted Statements of Cash Flows”) should no longer be relied upon: (1) years ended December 31, 2021 and 2022, (2) the three month periods ended March 31, 2022 and 2023, (3) the six month periods ended June 30, 2022 and 2023, and (4) the nine month periods ended September 30, 2022 and 2023.

Detail of the restated amounts for the years ended December 31, 2022 and 2021 is provided below.

Within the Cash Flows From Operating Activities section:

  An overstatement of Originations of Loans Held for Sale of $558 million and $279 million for the years ended December 31, 2022 and 2021, respectively.
  An overstatement of Proceeds From Sales of Loans Held for Sale of $558 million and $279 million for the years ended December 31, 2022 and 2021, respectively.

As these misstatements offset one another within the Cash Flows from Operating Activities section of the Consolidated Statement of Cash Flows, there was no impact to the Net Cash Provided By Operating Activities line item.

Within the Cash Flows Used In Investing Activities section:

  An overstatement of Purchases of Loans Held for Investment of $422 million and $95 million for the years ended December 31, 2022 and 2021, respectively.
  An understatement of Net (Increase) Decrease in Loans of $422 million and $95 million for the years ended December 31, 2022 and 2021, respectively.

As these misstatements offset one another within the Cash Flows Used In Investing section of the Consolidated Statement of Cash Flows, there was no impact to the Net Cash Used In Investing Activities line item.

On March 12, 2024, management, after discussion with the Company’s independent registered public accounting firm, FORVIS, LLP (“FORVIS”), and the Audit Committee of the Company’s Board of Directors, determined that the Impacted Statements of Cash Flows should no longer be relied upon due to the inaccuracies described above.

The Company has not filed and does not intend to file amendments to the Company’s previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q containing the Impacted Statements of Cash Flows. Investors and others should rely on the financial information and other disclosures regarding the affected period as disclosed in the 2023 Form 10-K to be filed with the Securities and Exchange Commission (the “SEC”) and in future filings with the SEC (as applicable).

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority) that are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,” “goal,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements, and you should not rely on these forward-looking statements due to many factors, including: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse developments in the financial services industry generally, such as bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effects of actions taken by governmental agencies to stabilize the recent volatility in the financial system and the effectiveness of such actions; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position, including as a result of a decrease in our public fund deposits; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the impact of the restatement of the Impacted Statements of Cash Flows; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; the cost and effects of cybersecurity incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws;; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Forward-looking statements in this Current Report on Form 8-K speak only as of the date of this report, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	March 13, 2024	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer